                                   EXHIBIT 1

                            JOINT FILING AGREEMENT
                            ----------------------

     Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date: February 13, 2001
                                   MAYFIELD VIII
                                   A California Limited Partnership
                                   By: Mayfield VIII Management, L.L.C.
                                       Its General Partner

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Authorized Signatory

                                   MAYFIELD VIII MANAGEMENT, L.L.C.

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Authorized Signatory

                                   MAYFIELD ASSOCIATES FUND II
                                   A California Limited Partnership

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Authorized Signatory

                                   YOGEN K. DALAL

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   F. GIBSON MYERS, JR.

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   KEVIN A. FONG

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   WILLIAM D. UNGER

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                             Page 19 of 38 pages.
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                                   WENDELL G. VAN AUKEN, III

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   MICHAEL J. LEVINTHAL

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   A. GRANT HEIDRICH, III

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   WENDE S. HUTTON

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                                   RUSSELL C. HIRSCH

                                   By: /s/ James T. Beck
                                      --------------------------------------
                                      James T. Beck, Attorney In Fact

                              Page 20 of 38 pages.